UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada		V5T 1G4
(Address of principal executive offices)		(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2022, on July 14, 2022, Zymeworks Inc. (“Zymeworks”) entered into a Transaction Agreement (the “Agreement”) by and among Zymeworks Delaware Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Zymeworks (the “Parent”), Zymeworks CallCo ULC, an unlimited liability company existing under the laws of the Province of British Columbia and a direct, wholly-owned subsidiary of Parent (“Callco”), and Zymeworks ExchangeCo Ltd., a company existing under the laws of the Province of British Columbia and a direct, wholly-owned subsidiary of Callco (“ExchangeCo”). The Agreement includes a plan of arrangement (the “Plan of Arrangement”), which will effect the proposed redomicile transactions (the “Redomicile Transaction”) pursuant to an arrangement under the British Columbia Business Corporations Act (the “Arrangement”). Unless expressly stated otherwise herein, capitalized terms used but not defined herein shall have such meanings ascribed to them in the Restated and Amended Transaction Agreement.

On August 18, 2022, Zymeworks, Parent, ExchangeCo and Callco entered into a Restated and Amended Transaction Agreement (the “Restated and Amended Transaction Agreement”) to make certain amendments to clarify in the Transaction Agreement, the Plan of Arrangement and the Voting and Exchange Trust Agreement (as applicable) (i) the Consideration under the Plan of Arrangement where a Mixed Election is selected, (ii) the application of the Exchangeable Share Cap, (iii) certain Post-Arrangement Transactions, and (iv) the establishment of the trust under the Voting Trust.

The foregoing description of the Restated and Amended Transaction Agreement does not purport to be complete and is qualified in its entirety by the actual Restated and Amended Transaction Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the Redomicile Transaction, Zymeworks has caused Parent to file a registration statement on Form S-4 (the “Registration Statement”), which includes Parent’s prospectus as well as Zymeworks’ preliminary proxy statement (the “Preliminary Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and the appropriate Canadian securities regulatory authorities. Zymeworks plans to mail the definitive proxy statement/prospectus (the “Definitive Proxy Statement/Prospectus”) to its shareholders and holders of its warrants and outstanding equity awards in connection with the proposed Redomicile Transaction. INVESTORS AND SECURITYHOLDERS OF ZYMEWORKS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZYMEWORKS, PARENT, THE REDOMICLE TRANSACTION, AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Zymeworks or Parent through the website maintained by the SEC at www.sec.gov (“EDGAR”). Investors and securityholders will also be able to obtain free copies of the Definitive Proxy Statement/Prospectus (when available) and other documents filed with Canadian securities regulatory authorities by Zymeworks, through the website maintained by the Canadian Securities Administrators at www.sedar.com (“SEDAR”). In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Zymeworks’ website at www.zymeworks.com or by contacting Zymeworks’ corporate secretary.

Participants in the Solicitation

Zymeworks and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Redomicile Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Zymeworks in connection with the proposed Redomicile Transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy Statement/Prospectus described above and will be included in the Definitive Proxy Statement/Prospectus when it is filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Zymeworks’ directors and executive officers is also included in Zymeworks’ Amendment No. 1 to the Annual Report on Form 10-K/A, which was filed with the SEC and Canadian securities regulatory authorities on May 2, 2022. This document is available free of charge as described above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto include “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements that relate to the Redomicile Transaction and other information that is not historical information. When used herein, words such as “intention”, “subject to”, believes”, “will”, “future”, “may”, “anticipates”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; the ability to receive, in a timely manner and on satisfactory terms, the required securityholder, stock exchange and court approvals for the Redomicile Transaction; the anticipated last day of trading of Zymeworks common shares on the New York Stock Exchange (the “NYSE”) and the anticipated trading of shares of Parent common stock on the NYSE; and assumptions in corporate guidance. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile Transaction may not be achieved; the receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions in connection with the Redomicile Transaction may not be obtained; the anticipated tax consequences and impact of the Redomicile Transaction to Zymeworks shareholders, Zymeworks and Parent may not materialize; risks relating to Parent following the Redomicile Transaction, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile Transaction and impacts to the company’s business and share price; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab may not be realized; Zymeworks may ultimately decide to abandon the Redomicile Transaction, even if required approvals are obtained; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile Transaction; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in the Preliminary Proxy Statement/Prospectus, the Definitive Proxy Statement/Prospectus (when available), Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking Statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Restated and Amended Transaction Agreement, dated August 18, 2022, by and among Zymeworks, Parent, Callco, and ExchangeCo.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: August 19, 2022	By:	/s/ Neil A. Klompas
	Name: Title:	Neil A. Klompas President and Chief Operating Officer

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